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                                                         EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-39422, 33-51732 and 33-55393) of ROHN
Industries, Inc. of our report dated April 15, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Peoria, Illinois
April 15, 2003